                                  EXHIBIT 10.38

                SWAP AGREEMENT BETWEEN THE COMPANY AND UNION BANK

Union Bank of California
Global Markets Group
Securities Funding Operations
445 South Figueroa Street G11-101
Los Angeles, CA  90071

Date:          July 24, 2001

To:            Diodes, Inc.
Attn:          Carl Wertz
Phone No:      (805) 446-4800 ext: 125
Fax No:        (805) 446-4850

FROM:          CRISELDA SAMILEY

DERIVATIVES OPERATIONS OFFICER
Phone No:      (213) 236-7958
Fax No.:       (213) 236-7366

RE:     SWAP TRANSACTION

        The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between Union Bank of California, N.A. ("Party A") and Diodes, Inc. ("Party B") on the Trade Date specified below.

        The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and the provisions of this Confirmation, this Confirmation will govern.

1.      ISDA AGREEMENT

        This Confirmation evidences a complete and binding agreement between us as to the terms of the Swap Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency -- Cross Border) (the "ISDA" Form"), with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement. All provisions contained in or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of California as the governing law and US Dollars as the Termination Currency) on the Trade Date specified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Swap Transaction.

2.      SWAP TRANSACTION

        The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Trade Date:                         July 24, 2001
Effective Date:                     July 31, 2001
Termination Date:                   November 30, 2004, subject to adjustment in accordance with the
                                      Modified Following Business Day Convention
Notional Amount:                    USD 7,500,000 amortizing in accordance with the Outstanding Notional
                                      Balance Schedule attached hereto
Business Days:                      New York and London
Calculation Agent:                  Party A
FIXED AMOUNTS:
Fixed Rate Payer:                   Party B
Fixed Rate:                         4.70 percent
Fixed Rate Day Count Fraction:      Actual/360

Fixed Rate Payer Payment Dates:     Last day of each month, from August 31, 2001 to the Termination Date inclusive, subject to adjustment in accordance with the Modified
                                    Following Business Day Convention

FLOATING AMOUNTS:

Floating Rate Payer:                Party A
Floating Rate Payer Payment Dates:  Last day of each month, from August 31, 2001 to the Termination Date inclusive, subject to adjustment in accordance with the Modified
                                    Following Business Day Convention
Floating Rate for the
Initial Calculation Period:         To be determined on July 27, 2001
Floating Rate Option:               USD-LIBOR-BBA
Designated Maturity:                1 month
Spread:                             None
Floating Rate Day Count Fraction:   Actual/360

RESET DATES:                        THE FIRST DAY OF EACH CALCULATION PERIOD

Method of Averaging:                Inapplicable
Compounding:                        Inapplicable

3.      ACCOUNT DETAILS

        Payments to Party A:        PLEASE ADVISE
               Bank:                Union Bank of California, N.A.
               Account Name:        ___________________
               Account Number:      ___________________

        Payments to Party B:        PLEASE ADVISE
               Bank:                Union Bank of California, N.A.
               Account Name:        __________________
               Account Number:      __________________

        PARTY A  OPERATIONS CONTACT
        Name:    Criselda Samiley
        Tel. No: (213) 236-7958
        Fax No:  (213) 236-7366

        PARTY B  OPERATIONS CONTACT
        Name:    Carl Wertz
        Tel. No: (805) 446-4800 ext: 125
        Fax No:  (805) 446-4850

4.      OFFICES

        The Office of Party A for this Swap Transaction is Los Angeles, California.

        The Office of Party B for this Swap Transaction is Westlake Village, California.

5.      OTHER PROVISIONS

        Each party represents and warrants to the other party that, in connection with this Swap Transaction, (i) it has and will continue to consult with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it deems necessary, and it has and will continue to make its own investment, hedging and trading decisions (including, without limitation, decisions regarding the appropriateness and/or suitability of this Swap Transaction) based upon its own independent judgment and upon any advice or recommendation from such advisors as it deems necessary, and not in reliance upon the other party hereto or any of its Affiliates or any of their respective officers, directors or employees, or any view expressed by any of them, (ii) it has evaluated and it fully understands all the terms, conditions and risks of this Swap Transaction, and it is willing to assume (financially and otherwise) all such risks, (iii) it has and will continue to act as principal and not agent of any person, and the other party hereto and its Affiliates have not and will not be acting as fiduciary or financial, investment, commodity trading or other advisor to it, and (iv) it is entering into this Swap Transaction in connection with its line of business.

Please confirm that this facsimile correctly sets forth the terms of the Swap Transaction by executing the copy of this Confirmation for that purpose and returning it to us by facsimile transmission at (213) 236-7366.

Union Bank of California, N.A.           Diodes, Inc.
By:  /s/    Jeffrey Hiraishi             By: /s/    Carl Wertz
     Name:  Jeffrey Hiraishi                 Name:  Carl Wertz
     Title: Assistant Vice President         Title: CFO


                                       57